Supplement dated June 16, 2004*
 to the Prospectus and Statement of Additional Information dated April 30, 2004

                                                                                                   Prospectus           SAI
Product Name                                                                                         Form #           Form #
American Express Retirement Advisor Variable Annuity(R)                                           S-6471 F (4/04)   S-6337 A (4/04)



At a special meeting of the AXP Variable Portfolio Funds' shareholders held on June 9, 2004, the merger of AXP(R) Variable Portfolio - Blue Chip Advantage Fund into the AXP(R) Variable Portfolio - Capital Resource Fund was approved. The merger is expected to take place on July 9, 2004. Upon the merger, AXP(R) Variable Portfolio - Capital Resource Fund will change its name to AXP(R) Variable Portfolio - Large Cap Equity Fund.



S-6471-3 A (6/04)

* Valid until next prospectus update.
Destroy May 1, 2005